PERSONAL SERVICES AGREEMENT

         THIS  PERSONAL  SERVICES  AGREEMENT  ("Agreement"),  made as of this 19th day of October,  2000, is by and between QUENTRA NETWORKS, INC., a Delaware corporation (the "Company"), and JERRY CONRAD (the "Employee").

                                                     RECITALS

         WHEREAS,  the  Employee is willing to be employed by the Company upon the terms and  conditions  set forth in this Agreement; and

         WHEREAS,  the  provisions of this  Agreement are a condition of Employee's  being employed by the Company, of Employee's having access to certain of the Company's  confidential business and technological  information,  and
Employee's  being eligible to receive  certain  salary,  bonuses,  perquisites  and  supplementary  benefits at the
Company.  This  Agreement is entered into,  and is reasonably  necessary to protect  confidential  information  and customer  relationships  to which the  Employee may have  access,  and to protect the  goodwill and other  business interests of the Company.

         NOW,  THEREFORE,  in order to set forth the terms and  conditions of the  Employee's  employment  with the
Company and in  consideration  of the covenants and  agreements of the parties  herein  contained,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       EMPLOYMENT SERVICES

         (a)      Subject to the terms and  conditions  hereinafter  set forth,  the Company  hereby  employees the
Employee as President of the Company's newly formed e-commerce  division  commencing on October __, 2000 and ending on the last day of the Term (as defined  below).  The Employee  accepts such  employment  and agrees to perform all duties in a  conscientious,  reasonable and competent  manner and to devote his reasonable  best efforts to perform his duties  pursuant to this  Agreement  and to further the  business of the  Company,  as directed by the Board of
Directors.  Without  further  action  of the  Company,  the  Employee  may  engage in other  business,  consulting, financial and other  activities  during his employment  hereunder  subject to fulfilling  his duties  hereunder and provided that any such  activities are  insubstantial  and do not include any active  involvement in the management of any entity,  other than Primary  Knowledge,  Inc.,  Predictive  Data,  Inc.,  HomeAccess  MicroWeb,  Inc. and HA
Technology,  Inc.  ("HA"),  and  provided  further that except for HA, no such  activities  involve  entities  that constitute a  Competitive  Business  (as defined in Section 7). The  Employee has  disclosed in Schedule 1 attached hereto  the names of his other  business  affiliations  as of the date  hereof and  agrees to  promptly  notify the
Company of any additional affiliations.

         (b)      Employee  agrees  to comply  with the  terms and  conditions  of the  standard  Company  Employee
Proprietary  Information and Inventions Agreement,  which is annexed to this Agreement and referred to as ("Exhibit
A") to this Agreement.

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2.       TERM AND TERMINATION

         2.1      TERM

                  Subject to Section  2.2  hereof,  the  employment  of the  Employee  under  this  Agreement  will commence on October 19, 2000 (the  "Effective  Date") and continue until the occurrence of the first of the following:

                           (a)      October 19, 2005 (i.e., a term of five years);

                           (b)      The Employee's death; or

                           (c)      The  Employee's  illness,  physical or mental  disability  or other  incapacity resulting in the  Employee's  inability to  effectively  perform his duties under this  Agreement for an aggregate of thirty (30) days during any period of six (6) consecutive months.

                  The period  beginning on the  Effective  Date and ending on the  Termination  Date is referred to herein as the "Term."

         2.2      TERMINATION

                  The Employee may be terminated  prior to the  expiration  of the Term with or without  "Cause" at the sole discretion of the Board of Directors. "Cause" shall include any of the following occurrences:

                           (a)      The  Employee's  conduct  involving  fraud or  moral  turpitude  or  dishonesty involving the Company's business;

                           (b)      The  Employee's  chronic  absence  from work other  than by reason of  illness, injury,  vacation or business  related travel,  which continues after the Employee has received a written notice from the Company to halt such chronic absence;

                           (c)      Employee is indicted for, or convicted of, or pleads guilty or nolo  contendere with respect to, theft,  fraud, a crime involving moral  turpitude,  or a felony under federal or state law;

                           (d)      The Employee's  conviction of any misdemeanor which is substantially related to the Employee's services hereunder;

                           (e)      The Employee's  abuse of alcohol  (whether or not on the job) after receiving a written  notice  from the  Company to halt such  usage or the  Employee's  conviction  of a crime involving alcohol;

                           (f)      The Employee's use of illegal drugs or other illegal substance  (whether or not on the job)  after  receiving  a  written  notice  from the  Company  to halt  such  usage or the
                  Employee's  conviction  of a crime  involving  illegal drugs or other  illegal  substance,  which

                                                      -2-

                  impairs the  Employee's  ability to perform  his duties  under this  Agreement  or has an adverse effect  (other than an  insignificant  effect) on the Company,  its business or its  relationship with any customer or supplier of the Company;

                           (g)      Conduct either within or outside the scope of the Employee's  employment  which has an adverse effect (other than an  insignificant  effect) on the Company,  its business or its relationship with any customer or supplier of the Company;

                           (h)      A breach by the Employee of his  obligations  under Sections 8, 9 or 10 hereof;
                  and

                           (i)      A material  breach of any other  provision of this  Agreement by the  Employee, following  written  notice and failure to cure within a reasonable  time (which cure period shall be no less than five days after Employee's receipt of such notice).

                  The Employee may resign and terminate  this  Agreement on five days prior  written  notice to the
         Company for no reason or any reason  ("Voluntary  Termination").  In addition,  the Employee may terminate this  Agreement if the Company has  materially  breached any provision of this  Agreement or the Agreement and Plan of Merger and the Company has not cured such breach  within a  reasonable  time (but no less than five days) after receipt of written notice of such breach ("Termination for Good Cause").

         2.3      EFFECT OF TERMINATION

                  (a)      If the Employee is terminated  for "Cause" as defined above,  or the Employee  effects a
         Voluntary  Termination,  then this Agreement shall terminate and the Employee shall not be entitled to any unearned  compensation  or benefits  under this Agreement as of the date of  termination.  If the Employee is terminated  without  "Cause" as defined above,  or the Employee  effects a Termination  for Good Cause, then this  Agreement  shall  terminate and the Employee  shall  nevertheless  be entitled to six months of semi-monthly  salary  installments as set forth in Section 3.1 and the remaining First Year Bonus, up to a maximum  of six  months,  as set forth in Section  3.2,  provided  that upon  Employee's  separation  from employment,  Company is  authorized  to deduct from  Employee's  wages or other  monies due  Employee  any debts,  other  than  debts  forgiven  in  accordance  with  Section  6.2,  or  amounts  owed to Company by
         Employee.

                  (b)      The  Employee  hereby  acknowledges  and agrees that all personal  property,  including, without limitation,  all books,  manuals,  records,  reports,  notes,  contracts,  lists, files, disks and other media with Company information,  blueprints,  and other documents,  or materials, or copies thereof, and  equipment  furnished  to or  prepared  by  Employee  in  the  course  of or  incident  to  Employee's employment,  belong to the Company and shall be promptly  returned  to the  Company  upon  termination  of
         Employee's employment.

                  (c)      For two (2) months  after  termination  of  Employee's  employment,  Employee  agrees to fully  cooperate  with the Company in all matters  relating to the winding up of pending work on behalf of

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         the Company and the orderly  transfer of work to other employees of the Company  following any termination of Employee's  employment.  For two (2) years after termination of Employee's  employment,  Employee shall also  cooperate in the  resolution  of any dispute,  including  litigation  of any action,  involving  the
         Company that relates in any way to Employee's  activities  while employed by the Company.  Such activities and all such activities shall be scheduled for mutually convenient times.

                  (d)      The  Employee's  obligations  in Sections 7, 8, 9, 10, 11 and 13.5 hereof shall  survive the termination of employment hereunder for any reason.

3.       COMPENSATION

         3.1      SALARY

                  The Company  agrees to pay the Employee  for each full fiscal year of the term of this  Agreement an annual  salary,  at a rate equal to $160,000 per year in accordance  with the Company's  normal payroll schedule,  less all  applicable  tax  withholdings  for state and  federal  income  taxes,  FICA and other deductions as required by law and/or authorized by Employee.

         3.2      BONUS

                  Employee  shall  receive a cash  bonus in an amount  equal to  $500,000,  which  amount  shall be prorated over the first twelve  months in  accordance  with the  Company's  normal  payroll  schedule (the
         "First Year  Bonus").  In  addition,  Employee  shall  receive an  additional  bonus in an amount equal to
         $1,500,000,  at such time as the  Company  has  received  a license  fee or  similar  payment  of at least
         $7,500,000 from  Albertson's,  Inc. (the "Albertson  Bonus").  The Albertson Bonus shall be payable within fifteen  business  days after the month end in which the Company  receives  such payment from  Albertsons,
         Inc.  All bonus  payments  shall be less all  applicable  tax  withholdings  for state and federal  income taxes, FICA and other deductions as required by law and/or authorized by Employee.

4.       REIMBURSEMENT FOR EXPENSES

         The Company  agrees to reimburse  the Employee for all  reasonable  business  expenses  incurred by him in connection  with the  performance of his obligations  under this  Agreement,  subject to established  reimbursement policies  of  the  Company  in  effect  from  time-to-time  regarding  expense  reimbursement,  including,  without limitation,  reasonable travel,  entertainment,  cell phone, long distance charges and other customary expenses the
Employee incurs in the performance of his duties hereunder.

5.       BENEFITS

         The Employee  shall be entitled to the following  benefits  during the term of his  employment  under this
Agreement,  and shall be offered  any  additional  benefits  typically  offered  or  provided  any other  executive officers of the Company.

                                                      -4-

         5.1      VACATION

                  The  Employee  shall be  allowed  three (3) weeks of  vacation  per year  during the term of this
         Agreement,  with full pay and without loss of any other  compensation  of  benefits,  in  accordance  with established  Company  policies.  The Employee  shall  coordinate  the schedule of his vacations with other executives and the personnel of the Company at its affiliates so as to provide  sufficient  managerial and executive coverage for the Company's operations.

         5.2      OTHER BENEFITS

                  The  Employee  may  receive  such other  benefits,  if any,  as the Board of  Directors  may from time-to-time  make  available  to the  Employee  in the Board of  Directors'  sole  discretion;  provided, however,  the Employee  shall be eligible for any  benefits  offered to any other member of the  Company's senior  executive  team on terms no less  favorable  that  those  offered  to other  members of the senior executive team.

         5.3      PAYMENTS

                  All cash  payments  due to the  Employee  hereunder  shall be paid  promptly  (no later  than two business  days  after  the due  date) in  immediately  available  funds to the  account  specified  by the
         Employee or by check made payable to the order of the Employee.

6.       LOAN TO EXECUTIVE; FORGIVENESS

         6.1      LOAN

                  Concurrent  with the Closing (as defined in the  Agreement  and Plan of Merger),  Employee  shall borrow from the Company,  and Company shall loan to Employee the sum of $2,000,000  (Two Million  Dollars)
         (the  "Loan").  The Loan shall be made under the terms and  conditions  set forth in a promissory  note of
         Employee  (the  "Promissory  Note")  and  Pledge  and  Security  Agreement  of Marine  Aircraft,  a Nevada
         corporation,  (the "Pledge") in the forms  attached  hereto as Exhibits B and C,  respectively.  Execution and delivery of the Promissory Note and the Pledge,  and the closing of the  transactions  contemplated by the Agreement and Plan of Merger,  shall be  conditions to the Company's  obligations  to make the Loan to
         Employee.

         6.2      FORGIVENESS

                  As of each of the second,  third and fourth  anniversaries  of the date of the  Promissory  Note, the Company shall forgive the  installment  of principal and interest then due under the  Promissory  Note as and to the extent  provided in the  Promissory  Note.  In the event (a) Employee is  terminated  by the
         Company  without  "Cause," (b) Employee  terminates his  employment  hereunder for  "Termination  for Good
         Cause," (c) Employee dies prior to the fourth  anniversary of the date of the Promissory  Note, or (d) the
         Closing Price is equal to or less than $2 (two dollars) for twenty  consecutive  trading days,  all of the outstanding  principal  and  interest  due on the  Promissory  Note shall be  forgiven as set forth in the
         Promissory Note.

                                                      -5-

7.       DEFINITIONS

         As used in this Agreement, the following words have the meanings specified:

                  (a)      "Affiliate"  shall mean the Company and any parent of the Company and any  subsidiaries, direct or indirect, and sister corporations.

                  (b)      "Agreement  and Plan of Merger" shall mean that certain  Amended and Restated  Agreement and Plan of Merger  dated  October 5, 2000 among the  Company,  HomeAccess  MicroWeb,  Inc.,  a California
         corporation, DQE Enterprises, Inc., a Pennsylvania corporation, Barbara Conrad and Employee.

                  (c)      "Board" shall mean the board of director of the Company.

                  (d)      As used in  Sections  8, 9, 10 and 11 only,  the term "the  Company"  shall  include the
         Company and Affiliates.

                  (e)      "Competitive  Business"  means a business that is involved in or relates to any business in which the Company or an  Affiliate  is  currently,  or had been during the twelve (12) months  prior to
         Employee's  involvement with the subject business,  actively engaging in or contemplating  engaging in (as evidenced by inclusion in a written business plan or proposal disclosed to Employee).

                  (f)      "Confidential  Information" means Proprietary Ideas and also information  related to the
         Company's  business,  whether  or not in  written or printed  form,  not  generally  known in the trade or industry  of which the  Employee  has or will  become  informed  during  the period of  employment  by the
         Company,  which may  include  but is not  limited to  product  specifications,  manufacturing  procedures,
         methods,   equipment,   compositions,   technology,   formulas,  trade  secrets,  know-how,  research  and
         development  programs,  sales methods,  customer lists,  mailing lists,  customer usage and  requirements, software and other  confidential  technical or business  information  and data;  provided,  however,  that
         Confidential  Information  shall not include any information  which is in the public domain by means other than  disclosure  by the  Employee or which the  Employee  must  disclose by  operation of law or legal or administrative process.

                  (g)      "Innovations"  shall mean all  developments,  improvements,  designs,  original works of authorship,  formulas,  processes,  software  programs,  databases,  and  trade  secrets,  whether  or not patentable,  copyrightable  or  protectable  as trade  secrets,  that  Employee by himself or jointly with others,  creates,  modifies,  develops,  or implements  during the period of Employee's  employment  which relate  in any  way to the  Company's  business.  The  term  Innovations  shall  not  include  Innovations developed entirely on the Company's own time without using the Company's equipment,  supplies,  facilities or  Confidential  Information,  and which neither  relate to the Company's  business,  nor result from any work performed by or for the Company.

                  (h)      "Invention" means inventions,  designs, discoveries,  improvements and ideas, whether or not patentable,  including  without  limitation,  upon the generality of the foregoing,  novel or improved

                                                      -6-

         products, processes,  machines, software,  promotional and advertising materials, business data processing programs and systems,  and other  manufacturing and sales  techniques,  which either (a) relate to (i) the business of the Company as  conducted  from  time-to-time  or (ii) the  Company's  actual or  demonstrably anticipated  research  or  development,  or (b) result from any work  performed  by the  Employee  for the
         Company.

                  (i)      "Moral  Rights" shall mean any rights to claim  authorship,  to object to or prevent the modification  of any such work of authorship,  or to withdraw from  circulation or control the publication or distribution of any such work of authorship.

                  (j)      "Proprietary  Ideas" means ideas,  suggestions,  inventions and work relating in any way to the business and activities of the Company which may be subjects of protection  under  applicable laws, including common law, respective patents, copyrights,  trade secrets,  trademarks,  service marks or other intellectual property rights.

                  (k)      "Termination  Date" means the date that  Employee's  employment  with the Company  shall cease for any reason as set forth in Section 2 of this  Agreement or such other date as  determined by the
         Board.

8.       DISCLOSURE AND ASSIGNMENT OF INVENTIONS

         The Employee  agrees to disclose to the Company,  and hereby  assigns to the Company all of the Employee's rights in and, if requested to do so,  provide a written  description  of, any  Inventions  conceived or reduced to practice at any time during the  Employee's  employment  by the Company,  either  solely or jointly with others and whether or not developed on the  Employee's  own time or with the  Company's  resources.  The Employee  agrees that
Inventions  first reduced to practice within one (1) year after  termination of the Employee's  employment shall be treated as if conceived  during such  employment  unless the Employee can establish  specific events giving rise to the conception  which  occurred  after such  employment.  Further,  the Employee  disclaims and will not assert any rights in Inventions as having been made,  conceived or acquired  prior to employment by the Company except such as are  specifically  listed at the conclusion of this  Agreement.  The Employee shall  cooperate with the Company and shall  execute and deliver  such  documents  and do such other acts and things as the Company may  request,  at the
Company's  expense,  to obtain and maintain letters patent or registrations  covering any Inventions and to vest in the Company all rights therein free of all encumbrances and adverse claims.

9.         CONFIDENTIAL INFORMATION

         (a)      The  Employee  shall not  disclose  to the  Company  or induce  the  Company to use any secret or confidential  information  belonging to persons not affiliated  with the Company,  including any former employer of the  Employee.  In addition to all duties of loyalty  imposed on the Employee by law, the Employee  shall  maintain
Confidential  Information in strict  confidence and secrecy and shall not at any time,  during or at any time after termination of employment with the Company,  directly or indirectly,  use, disclose, copy or duplicate or otherwise permit the use, disclosure or unauthorized  copying or duplication of any Confidential  Information of the Company, other than in  connection  with  authorized  activities  conducted in the course of  Employee's  employment  at the

                                                      -7-

Company  for the  benefit of the  Company or with the  written  consent of the Board.  Employee  agrees to take all reasonable  steps and  precautions  to  prevent  any  unauthorized  disclosure,  use,  copying  or  duplication  of
Confidential  Information.  The Employee shall carefully  preserve any documents,  records,  tangible data relating to Inventions or  Confidential  Information  coming into the  Employee's  possession and shall deliver the same and any copies thereof to the Company upon request and, in any event,  upon  termination  of the Employee's  employment by the Company.

         (b)      Employee  agrees to promptly  disclose,  in writing,  all  Innovations  to the Company.  Employee further agrees to provide all  assistance  requested by the Company,  at its expense,  in the  preservation  of its interests  in any  Innovations,  and hereby  assigns  and agrees to assign to the  Company  all  rights,  title and interest in and to all worldwide patents,  patent  applications,  copyrights,  trade secrets and other intellectual property rights or "Moral Rights" in any Innovation.

10.      NON-SOLICITATION

         (a)      The Employee  agrees that he will not, during the one-year  period  following  termination of his employment  with the  Company,  be  connected  in any way with the  solicitation  of any then  current or potential
(defined as persons or  companies  with  pending  quotes to or from the  Company)  customers  or  suppliers  of the
Company if such solicitation is likely to result in a loss of business for the Company.

         (b)      The Employee  agrees that he will not,  during the one year period  following  termination of his employment with the Company,  solicit for  employment,  employ or engage as a consultant any person who had been an employee of the Company at any time in the two year period prior to the Employee's  termination of employment  with the Company.

         (c)      Participate  in the  inducement  of or  otherwise  encourage  Company  employees,  customers,  or vendors to breach, modify, or terminate any agreement or relationship that they have with the Company.

         (d)      Participate  voluntarily  with or provide  assistance or information to any person or entity that is involved in negotiations with the Company  involving a contract or services to be rendered by the Company;  or a potential  or existing  business or legal  dispute  with the Company,  including,  but not limited to,  litigation, except as may be required by law.

         (e)      In the event the covenants set forth in this Section 9 are found to be  unenforceable  or invalid by reason of being overly  broad,  the parties  hereto intend that such  covenants  shall be limited to such scope, geographic area and duration as shall make such covenants valid and enforceable.

11.      ENFORCEMENT OF SECTION 8, 9 AND 10

         Recognizing  that  compliance  with the  provisions of Sections 8, 9 and 10 of this Agreement is necessary to protect  the  goodwill  and other  proprietary  interests  of the  Company,  and that  breach of the  Employee's agreements  thereunder will result in irreparable and continuing  damages to the Company for which there will be no adequate  remedy at law,  the  Employee  hereby  agrees  that in the event of any  breach of such  agreements,  the

                                                      -8-

Company shall be entitled to seek injunctive relief and such other and further relief,  including  damages,  as may be proper.

12.      LAWS, REGULATIONS AND CONTRACTS

         The  Employee  agrees to  comply,  and to do all things  necessary  for the  Company  to comply,  with all federal,  state,  local and foreign laws and regulations  which may be applicable to the business and operations of the Company, and with any contractual  obligations,  including,  without limitation,  confidentiality  obligations, which may be  applicable  to the Company or Employee  under any  contracts  between the Company and its  customers, suppliers or third parties.

13.      MISCELLANEOUS

         13.1     AMENDMENT AND MODIFICATION

                  The Company  (by action of the Board) and the  Employee  may amend,  modify and  supplement  this
         Agreement only in such manner as may be agreed upon by the Company and the Employee in writing.

         13.2     ENTIRE AGREEMENT

                  This  Agreement  embodies  the entire  agreement  between the parties  hereto with respect to the employment  relationship  created hereby and supersedes  and replaces any prior  agreements  pertaining to employment  between the Employee and the Company.  There have been and are no agreements,  representations or  warranties  between the parties  other than those set forth or  provided  for herein  relating to such employment relationship.

         13.3     ASSIGNMENT

                  This  Agreement  shall not be  assigned  by the  Employee  without  the  written  consent  of the
         Company.  Any attempted  assignment  without such written consent shall be null and void and without legal effect;  provided,  however,  nothing  herein shall  prevent the  Employee  from  assigning  his rights to payment  hereunder  to any  third  company  in full  compliance  with all  state and  federal  laws.  This
         Agreement  may be assigned by the Company to a successor  corporation  or a  good-faith  purchaser  of the
         Company's  stock or assets only in  connection  with a sale of all or  substantially  all of the Company's assets  or as a result  of a merger or other  business  combination  involving  the  Company  and any such assignment  shall not terminate or modify this  Agreement,  except that the  employing  party to which the
         Employee shall have been transferred  shall, for the purposes of this Agreement,  be construed as standing in the same place and stead as the Company as of the date of the assignment.

         13.4     BINDING

                  Subject to Section 13.3 hereof,  this  Agreement  shall be binding upon and insure to the benefit of the respective  parties hereto and their successors,  assigns,  heirs,  executors,  administrators  and personal  representatives.  The  parties  hereto  shall be  entitled,  at their  option,  to the remedy of

                                                      -9-

         specific performance to enforce any of the provisions of this Agreement.

         13.5     ARBITRATION

                  (a)      The Company and the Employee  mutually  agree that any  controversy or claim arising out of or  relating  to this  Agreement  or the breach  thereof,  or any other  dispute  between  the  parties relating in any way to Employee's  employment  with the Company or the  termination of that  relationship, including  disputes  arising  under  the  common  law  and/or  any  federal  or  state  statutes,  laws or regulations,  shall be submitted to mediation before a mutually  agreeable  mediator,  which cost is to be borne  equally  by the  parties.  In the  event  mediation  is  unsuccessful  in  resolving  the  claim or controversy,  such claim or controversy shall be resolved exclusively by binding  arbitration.  The claims covered by this  Agreement  ("Arbitrable  Claims")  include,  but are not limited to,  claims for wages or other  compensation  due;  claims for breach of any  contract  (limited  to this  Agreement)  or  covenant
         (express or implied);  tort claims; claims for discrimination  (including,  but not limited to, race, sex, religion,  national origin, age, marital status,  medical condition,  or disability);  claims for benefits
         (except where an Employee  benefit or pension plan specifies that its claims  procedure shall culminate in an arbitration  procedure  different from this one),  and claims for violation of any federal,  state,  or other law,  statute,  regulation,  or ordinance,  except claims excluded in the following  paragraph.  The parties hereby waive any rights they may have to trial by jury in regard to Arbitrable Claims.

                  (b)      Claims   Employee  or  the  Company  may  have  regarding   Workers'   Compensation   or
         unemployment  compensation  benefits and the  noncompetition  provisions of this Agreement are not covered by the  arbitration and mediation  provisions of this  Agreement.  Claims Employee or the Company may have for  violation  of the  proprietary  information  provisions  of this  Agreement  are not  covered  by the arbitration and mediation provisions of this Agreement.

                  (c)      Arbitration  under this  Agreement  shall be the  exclusive  remedy  for all  Arbitrable
         Claims.  The  Company  and  Employee  agree  that  arbitration  shall  be  held in or  near  Los  Angeles,
         California,  and shall be in accordance with the then-current  Employment  Dispute Resolution Rules of the
         American  Arbitration  Association,  before an  arbitrator  licensed to practice  law in  California.  The arbitrator  shall have authority to award or grant both legal,  equitable,  and declaratory  relief.  Such arbitration  shall be final and binding on the  parties.  The  Federal  Arbitration  Act shall  govern the interpretation and enforcement of this Section pertaining to Alternative Dispute Resolution.

         13.6     AGREEMENT SEVERABLE; WAIVER

                  This is a severable  Agreement and in the event that any part of this Agreement  shall be held to be  unenforceable,  all other parts of this Agreement  shall remain valid and fully  enforceable as if the unenforceable  part or parts had not been included  herein.  No waiver of any provision of this  Agreement shall be binding  unless  executed  in writing by the party to be bound  hereby.  No waiver of a breach of any of the  provisions of this  Agreement  shall be deemed to be or shall  constitute a waiver of a breach

                                                      -10-

         of any other  provision  of this  Agreement,  whether or not similar,  nor shall such waiver  constitute a continuing waiver of such breach unless otherwise  expressly  provided.  No failure or delay in exercising any right,  power or remedy  hereunder shall operate as a waiver thereof,  nor shall any single or partial exercise  of any such  right,  power or remedy  preclude  any other or  further  exercise  thereof  or the exercise of any other right, power or remedy.

         13.7     USE OF LIKENESS

                  For so long as  Employee is employed by the  Company or an  Affiliate,  Employee  authorizes  the
         Company  or such  affiliate  to use,  reuse  and to  reasonably  grant  others  the right to use and reuse without additional compensation,  Employee's name, photograph,  likeness (including caricature), voice and biographical  information and any  reproduction or simulation  thereof in any media now known or hereafter developed, for valid business purposes of the Company or such Affiliate.

         13.8     PROPERTY OF OTHERS

                  Employee will not bring to the Company or use in the  performance  of his duties any documents or materials  of a former  employer  that are not  generally  available  to the  public or that have not been legally transferred to the Company.

         13.9     NOTICES

                  For  purposes  of this  Agreement,  notices  and all  other  communications  provided  for in the
         Agreement  shall be in writing  and shall be deemed to have been duly given  when  delivered  or mailed by
         United States  certified or registered  mail,  return receipt  requested,  postage  prepaid,  addressed as follows:

         If to EMPLOYEE, to:                JERRY CONRAD
                                            9500 Toledo Way
                                            Irvine, California 92618-1806
                                            Telephone: (949) 588-5120
                                            Facsimile: (949) 588-5182

         If to COMPANY, to:                 Quentra Networks, Inc.
                                            Attn:  Timothy G. Atkinson, General Counsel
                                            1640 S. Sepulveda Blvd., Suite 222
                                            Los Angeles, CA 90025
                                            Telephone:
                                            Facsimile:

         or to such  other  address  as either  party may have  furnished  to the other in  writing  in  accordance herewith except that notices of a change of address shall be effective only upon receipt.

                                                      -11-

         13.10    AFFILIATED PARTIES

                  The Employee  hereby  represents to the Company that he has ownership  interests in the companies or entities  listed on Schedule 1 attached  hereto which may from time to time enter into  transactions or other  business  relationships  with the Company.  The Employee  hereby  agrees he will update  Schedule 1 immediately if there are changes. No contract,  transaction or other business  relationship  involving the
         Company  and any  such  company  or  entity  affiliated  with  Employee  as of the  date of such  proposed contract, transaction or business relationship may be authorized solely by the Employee.

         13.11    GOVERNING LAW

                  This Agreement shall be governed and construed under the laws of the State of California.

         13.12    INDEMNIFICATION; INSURANCE

                  The Company  represents  and  warrants to the  Employee  that it has and will  maintain  adequate directors and officers'  liability  insurance coverage and that it will indemnify the Employee to the full extent permitted by the General  Corporation Law of the State of Delaware,  as provided in the Certificate of Incorporation of the Company.

         13.13    CORPORATE AUTHORITY; ENFORCEABILITY

                  The Company  represents and warrants to the Employee that it is a corporation  duly organized and validly  existing  under the laws of the State of Delaware  and that the  execution  and  delivery of this
         Agreement,  and the performance by the Company of its obligations hereunder,  have been duly authorized by proper  corporate  action  on the part of the  Company.  This  Agreement  is a legal,  valid  and  binding obligation of the Company, enforceable against the Company in accordance with its terms.

         13.14    REFORMATION

                  If any provisions of this  Agreement  should be found by any court of competent  jurisdiction  to be  unreasonable  by  reason  of its being too  broad as to the  period  of time,  territory,  aspects  of business or customers  covered or otherwise,  then, and in that event,  such provision shall  nevertheless remain  valid  and  fully  effective,  but  shall  be  considered  to be  amended  so that any term of the provision found unreasonable  shall be limited to the maximum period of time, the largest  territory,  the most aspects of business and customers  covered  and/or the broadest  other  limitations,  as the case may be, which would be found  reasonable and  enforceable by such court and similarly,  if any remedy is found to be unenforceable  in whole or in part, or to any extent,  such provision shall remain in effect only to the extent the remedy or remedies would be enforceable by such court.

         13.15    SEVERABILITY AND SURVIVAL

                  Whenever  possible,  each  provision of this Agreement will be interpreted in such a manner as to be  effective  and valid under  applicable  law,  but if any  provision  of this  Agreement  is held to be

                                                      -12-

         prohibited by or invalid under  applicable  law, such  provisions,  to the extent of such  prohibition  or invalidity,  shall be deemed not to be part of this  Agreement,  and shall not invalidate the remainder of such provision or the remaining  provisions of this Agreement.  Employee  specifically agrees that Section
         7  (Disclosure  and  Assignment  of  Inventions),  Section  8  (Confidential  Information)  and  Section 9
         (Non-Solicitation)  and each of their sub-paragraphs and sub-parts,  are independent of and severable from each  other,  and that  these  restrictions  shall  survive  and  remain in full  force and effect for the periods specified after the Termination Date.

         13.16    COUNTERPARTS

                  This  Agreement  may be  executed in two or more  counterparts,  each of which shall be deemed an original, and which together shall constitute but one and the same instrument.

THE EMPLOYEE  ACKNOWLEDGES THAT HE HAS CONSULTED WITH INDEPENDENT  COUNSEL AND HAVING READ, EXECUTED AND RECEIVED A
COPY OF THIS  AGREEMENT,  INCLUDING  THE  FOLLOWING  NOTICE,  AND AGREES THAT,  WITH RESPECT TO THE SUBJECT  MATTER
HEREOF, IT CONSTITUTES THE EMPLOYEE'S  ENTIRE AGREEMENT WITH THE COMPANY,  SUPERSEDING ANY PREVIOUS ORAL OR WRITTEN
COMMUNICATIONS,  REPRESENTATIONS,  UNDERSTANDINGS  OR  AGREEMENTS  WITH  THE  COMPANY  OR ANY OF ITS  OFFICIALS  OR
REPRESENTATIVES.

         IN WITNESS  WHEREOF,  the parties  have caused this  Agreement to be executed as of the day and year first above written.

QUENTRA NETWORKS, INC.                               EMPLOYEE:

By       /s/ James R. McCullough                     /s/ Jerry Conrad
         --------------------------                  ---------------------------
         James R. McCullough                         Jerry Conrad, an Individual
         Chief Executive Officer

                                                      -13-

                                                    SCHEDULE 1

                                ENTITIES WHICH EMPLOYEE HAS OWNERSHIP INTERESTS IN

                                                     EXHIBIT A
                                 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
                                                   FOR EMPLOYEES

         I  recognize  that  Quentra  Networks,  Inc.,  a Delaware  corporation,  together  with its  predecessors, successors,  subsidiaries  and  affiliates  (hereinafter  collectively  called  the  "Company"),  is  engaged  in a continuous program of research,  development and production respecting its business,  present and future,  relating to the  telecommunications  (the  "Business").  I recognize that these programs  represent  valuable  assets to the
Company.

         In  consideration of my employment,  the  compensation  received by me from the Company from time to time, and other good and valuable  consideration,  the sufficiency of which is hereby acknowledged by my signature below,
I hereby agree as follows:

         1.       As an employee of the  Company,  I will devote my best  efforts to the  interests  of the Company and to making contributions and inventions of value to the Company.

         2.       I agree that  employment  creates a relationship  of confidence and trust between the Company and me and,  in  acknowledgement  of this  relationship,  I will not engage in any  activity,  investment,  interest or association:

                  (a)      which is hostile, adverse to or competitive with the Company, or

                  (b)      which  so  occupies  my  attention  as  to  interfere  with  the  proper  and  efficient performance of my duties at the Company, or

                  (c)      which  interferes  with  the  independent  exercise  of my  judgment  in  the  Company's interests.

         3.       I agree  that the  Company  possesses  and will  continue  to possess  information  that has been created,  discovered,  developed  or  otherwise  become  known to the Company  (including  but without  limitation, information  created,  discovered,  developed  or made  known to me  during  the  period  of or  arising  out of my employment  by the  Company)  and/or in which  property  rights  have been  assigned or  otherwise  conveyed to the
Company,  which  information  has  commercial  value  in  the  Business.  All  the  aforementioned  information  is hereinafter called "Proprietary  Information."  Proprietary Information,  for purposes of this Agreement,  includes all information  disclosed to me or known by me as a result of my employment with the Company,  not generally known to the trade or industry in which the Company is engaged,  about the Company's  products,  processes,  machines and services,  including research,  development,  manufacturing,  purchasing,  finance,  data processing,  engineering, marketing, merchandising and selling.

         4.       As used herein,  the period of my employment  includes any time in which I may be retained by the
Company as a consultant or on contract before or after being an employee.

         5.       All Proprietary  Information  shall be the sole property of the Company and its assigns,  and the
Company  and its  assigns  shall be the sole owner of all  patents  and other  rights in  connection  therewith.  I

                                                      -1-

hereby  assign to the  Company  any  rights I may have or acquire in such  Proprietary  Information.  At all times, both during my  employment  by the  Company  and after its  termination,  I will keep in  confidence  and trust all
Proprietary  Information,  and I will not use or disclose any Proprietary Information or anything directly relating to it without the prior  written  consent of the Company,  except as may be  necessary  in the  ordinary  course of performing my duties as an employee of the Company.  Notwithstanding  the foregoing,  it is understood that, at all such times, I am free to use information  clearly in the public domain and my own knowledge,  skills and experience to whatever extent and in whatever way I wish.

         6.       I agree  that all  algorithms,  flow  charts,  sketches,  schematics,  drawings,  models,  plans, specifications,  microcodes,  computer programs, source codes,  documentation,  circuit and logic diagrams, circuit layouts,  silkscreens  and similar  items  documenting  my work for the Company fall under the category of Work for
Hire under the copyright laws of the United States.  In consideration  of my employment,  I agree that programs and other such  documentation  written or created by me in the general areas of research and development  being pursued by or under  study by the  Company  in the  Business  shall be  presumed  to be Works  for Hire  performed  for the
Company,  unless I have notified the Company,  in writing,  that the  particular  work is being created  outside my employment.  Such  notification  must be made as soon as is practical  and with  sufficient  detail to identify the material in question.

         I understand  that,  in the absence of such  notification,  at the time of creation or  immediately  after creation,  works made in whole or in part by me during my  employment by the Company,  falling  within the scope of the  Business of the  Company,  will be presumed to be Works for Hire.  All  copyrights  to such works shall be the sole and exclusive  property of the Company.  I also  understand that all such works are protected by the copyright laws of the United States from the time of their creation,  and that any copying or  appropriation of such works by me, for my own use or that of others for purposes not  authorized  by the Company or in its  interests,  will be in violation of the copyright  laws of the United  States and of  international  copyright  conventions.  Finally,  in consideration  of my  employment,  I agree to cooperate  with the Company in  performing  all  necessary  steps for securing  copyright  registration  of works created by me in whole or in part.  This last  obligation  shall extend beyond  the  period  of  employment,  providing  that  the  Company  agrees  to  provide  reasonable  expenses  and compensation  for my time,  such  compensation  not to exceed  twice the highest  hourly rate paid to me during the period of my employment by the Company.

         7.       In the event of the  termination of my employment by me or by the Company for any reason,  I will deliver to the Company all documents  and data of any nature  pertaining to my work with the Company and I will not take with me any  documents  or data of any  description  or any  reproduction  of any  description  containing  or pertaining to any Proprietary Information.

         8.       I will  promptly  disclose to the Company,  or any persons  designated  by it, all  improvements, inventions,  formulae,  processes,  techniques,  skills and data,  whether or not patentable,  made or conceived or reduced to practice or learned by me,  either  alone or jointly  with  others,  during the period of my  employment which are related to or useful in the Business of the Company,  or result from tasks  assigned me by the Company or result from the use of premises  owned,  leased or contracted for the Company (all said  improvements,  inventions, formulae, processes, techniques, skills and data shall be collectively hereinafter called "Inventions").

                                                      -2-

         9.       I agree that all Inventions  shall be the sole property of the Company and its assigns,  and that the Company and its assigns  shall be the sole owner of all patents and other  rights in  connection  therewith.  I hereby  assign to the Company any rights I may have or acquire in such  Inventions.  I further agree as to all such
Inventions  to assist the Company in every  proper way (but at the  Company's  expense) to obtain and enforce  from time to time patents on said  Inventions  in any and all  countries,  and to that end I will execute all  documents for use in applying for and  obtaining  such patents  thereon and  enforcing  the same,  as the Company may desire, together  with any  assignments  thereof to the  Company or persons  designated  by it. In the event the Company is unable,  because of my mental or physical incapacity or for any reason whatsoever,  to secure my signature to apply for, or to pursue any application  for any United States  ("U.S.") or for any foreign patent or copyright  covering
Inventions  assigned to the Company as stated  above,  I hereby  irrevocably  designate and appoint the Company and its duly  authorized  officers  and  agents as my agent and  attorney  in fact,  to act for me and on my behalf and stead to  execute  and file any such  applications  and to do all other  lawfully  permitted  acts to  further  the prosecution,  issuance and renewal of U.S.  and foreign  patents and  copyrights  thereon with the same legal force and effect as if executed by me. My obligation  to assist the Company in obtaining  and enforcing  patents for such
Inventions in any and all countries shall continue  beyond the termination of my employment,  but the Company shall compensate me at a reasonable rate after such  termination  for time actually spent by me at the Company's  request with such  compensation  not to exceed twice the highest  hourly rate paid to me during the period of my employment by the Company.

         10.      Any  provision  in this  Agreement  requiring  me to assign my rights in any  Invention  does not apply to an Invention for which no equipment,  supplies,  facility or trade secret  information  of the Company was used and which was  developed  entirely  on my own time,  and (a) which does not relate (i) to the  Business of the
Company,  or (ii) to the Company's actual or demonstrably  anticipated  research or development,  or (b) which does not result from any work  performed  by me for the  Company.  I also agree to assign to or to assign as directed by the Company all my right,  title and interest,  in and to any and all Inventions full title to which is required to be in the U.S. by a contract between the Company and the U.S. or any of its agencies.

         11.      As a matter of record,  I have  identified  on  Exhibit A,  attached  hereto,  all  Inventions or improvements  relevant to the subject  matter of my  employment by the Company which have been made or conceived or first  reduced to practice by me alone or jointly  with  others  prior to my  engagement  by the  Company,  which I desire to remove from the operation of this  Agreement;  and I covenant that such list is complete.  If there is no such list on Exhibit A,  I represent that there are no such inventions  and/or  improvements at the time of signing this Agreement.

         12.      I represent  that my  performance  of all the terms of this  Agreement  and my  employment by the
Company  does not and will not, to the best of my present  knowledge  and belief,  breach any  agreement or duty to keep in confidence  Proprietary  Information acquired by me in confidence or in trust prior to my employment by the
Company.  I have not entered  into,  and I agree I will not enter into,  any  agreement  either  written or oral in conflict herewith.

         13.      (a)      I understand as part of the  consideration  for the offer of  employment  extended to me by the Company and my  employment  or continued  employment  by the  Company,  that I have not brought and

                                                      -3-

         will not bring with me to the  Company or use in the  performance  of my  responsibilities  at the Company any materials or documents of a former  employer which are not generally  available to the public,  unless
         I have obtained written authorization from the former employer for their possession and use.

                  (b)      The Company has not induced or solicited the breach of  disclosure  of any  confidential information,  trade secrets,  agreement, duty, commitment,  understanding by me, or other proprietary data of any previous employer of mine.

                  (c)      The  Company  shall  not  utilize  any  trade  secrets  or   confidential   business  or
         information of any other person, including any previous employer of mine, currently known by me.

                  (d)      Accordingly,  I advise the Company  that the only  materials  or  documents  of a former employer  which are not  generally  available  to the public that I will bring to the Company or use in my employment  are  identified in Exhibit A  attached  hereto,  and as to each such item, I represent  that I have obtained,  prior to the effective date of my employment with the Company,  written  authorization for their  possession  and use in my employment  with the Company.  If there is no such list on  Exhibit A,  I represent that there are no such materials and/or documents at the time of signing this Agreement.

                  (e)      Neither my carrying on the  Company's  Business as an  employee,  nor the conduct of the
         Company's  Business as proposed,  will  conflict  with or result in a breach of the terms,  conditions  or provisions  of or constitute a default  under any  contract,  covenant or instrument  under which I am now obligated.

                  (f)      I am not  obligated  under any  contract,  agreement  or  commitment,  or subject to any judgment,  decree or order of any court or administrative  agency,  that would conflict with my obligation to use my best efforts to promote the  interests of the Company or that would  conflict with the Company's
         Business now carried on or as proposed to be conducted.

         14.      This  Agreement  shall be  effective  as of the first day of my  employment  by the  Company.  By signing this Agreement, I acknowledge receipt of a copy of this Agreement.

         15.      This Agreement shall be binding upon me, my heirs,  executors,  assigns,  and  administrators and shall inure to the benefit of the Company, its successors and assigns.

         Dated (today's date):  _______________ __, _____.

                                                CAUTION TO EMPLOYEE:
                                      This Agreement affects important rights.
                                  Do not sign it unless you have read it carefully,
                                and are satisfied that you understand it completely.

                                                      -4-

                                                     ---------------------------------------
                                                     Name (Please Print)

                                                     ---------------------------------------
                                                     Signature

                                                     ---------------------------------------
                                                     Title

ACCEPTED AND AGREED TO:

------------------------

By  _____________________

Name ____________________

Title____________________

                                                      -5-

                                                      EXHIBIT A

         1.       The  following  is a complete  list of all  inventions  or  improvements  relevant to the subject matter of my  employment  by  ____________________________  (the  "Company")  which have been made of  conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

                  _____             No inventions or improvements
                  _____             See below

__________________________________________________________________________
__________________________________________________________________________

                  _____             Additional sheets attached

         2.       I propose to bring to my employment  the following  materials and documents of a former  employer which are not generally available to the public, which materials and documents may be used in my employment:

                  _____             No materials
                  _____             See below

__________________________________________________________________________
__________________________________________________________________________

                  _____             Additional sheets attached

         My  signature  on this  document  confirms  that my  continued  possession  and use of these  materials is authorized.

         3.       Exceptions to copyright Works for Hire (paragraph 6.)

                  _____             No exceptions
                  _____             See below

__________________________________________________________________________
__________________________________________________________________________

                  _____             Additional sheets attached

__________________________________________________________________________
(Please Print Name and Title)

__________________________________________________________________________
Representative (Please Print Name and Title)